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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2000


                            WHITEHALL JEWELLERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware               0-028176             36-1433610
      ----------------       ---------------        ---------------
  (State of incorporation      (Commission         (I.R.S. Employer
       or organization)        File Number)       Identification No.)

           155 North Wacker Drive, Suite 500, Chicago, Illinois 60606
           ----------------------------------------------------------
              (Address of principal executives offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 782-6800


                     --------------------------------------
          (Former name or former address, if changed since last report




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Item 5.  Other Events

                  On February 22, 2000, the registrant issued a press release announcing financial results for the fourth fiscal quarter and the fiscal year ended January 31, 2000. This press release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

         99       Press release dated February 22, 2000








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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 22, 2000                  WHITEHALL JEWELLERS, INC.
                                                (Registrant)


                                       By:  /s/  John R. Desjardins
                                          ------------------------------------
                                          John R. Desjardins
                                          Executive Vice President,
                                          Finance & Administration




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                                  EXHIBIT INDEX


                                   Description
                                  --------------

Exhibit No.
-------------

99                         Press release dated February 22, 2000